SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential for use of the Commission only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive  proxy  statement
[ ] Definitive  additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       THIRD AVENUE VARIABLE SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     Common Stock, par value $0.01 per share.

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(2)  Aggregate number of securities to which transactions applies:

     N/A

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     N/A

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(4)  Proposed maximum aggregate value of transaction:

     N/A

--------------------------------------------------------------------------------
(5)  Total fee paid:

     N/A

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


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:


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     (2)  Form, schedule or registration statement no.:


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     (3)  Filing party:


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     (4)  Date filed:


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


[GRAPHIC OMITTED]

July 5, 2002

Dear Contract Owners:

As you may already know, EQSF Advisers, Inc. ("EQSF"), the indirect parent company of Third Avenue Management LLC (the "Manager"), the adviser to the Third Avenue Value Portfolio (the "Fund"), has reached an agreement with Affiliated Managers Group, Inc. ("AMG") for AMG to purchase an indirect majority interest in the Manager. We expect to complete this transaction during the summer (subject to the necessary regulatory approvals and other customary conditions). Under the Investment Company Act of 1940, we need your approval of a new investment advisory agreement relating to the Fund to continue to manage the Fund after AMG formally acquires its interest in the Manager.

You have been sent the enclosed proxy statement because, as an owner of a variable insurance contract who has allocated investment value to the Fund, you have the right to instruct your insurance company on how to vote with respect to the proposals set forth in the proxy statement.

We place a very high value on our independence and our ability to make investment decisions free of any consideration other than what is in the best interests of our clients and the assets we manage. As we have no interest in changing what we do for our own investments and those entrusted to us by our clients, the decision to bring in an outside investor has not been taken lightly. We believe that the AMG transaction will permit us to continue to pursue our unique deep value style of investing without any changes upon completion of this transaction.

The partnership with AMG strategically positions our firm for the future. The senior employees of the Manager will hold significant ownership. Moreover, we believe the transaction will help us to continue to incentivize and attract top quality talent by awarding them equity ownership, and plan for the next generation of owners. In the meantime, our partnership with AMG is designed to ensure that our current management team remains intact for many years to come. Toward this end, we, along with all senior portfolio managers, have signed long-term employment agreements. This stability, as well as increased equity ownership for certain key employees, should help to assure that the new partnership maximizes our continued focus on creating value for our clients.

AMG's business is to make equity investments in companies such as ours to perpetuate and encourage an entrepreneurial environment in which to grow and prosper. AMG's management is of the highest caliber and we believe its priorities and motivations are totally consistent with our own. AMG has a proven track record of successful partnerships with firms such as ours, with 17 autonomous affiliates that collectively manage over $81 billion in assets.

We believe that the transaction with AMG will serve to strengthen us and our ability to serve you as we go forward. We hope that you will agree and instruct your insurance company to vote in favor of the new investment advisory agreement described in the enclosed proxy statement.

IN CONSIDERING THE PROPOSALS, PLEASE NOTE:

     o THE INVESTMENT VALUE YOU ALLOCATED TO THE FUND AND THE ADVISORY FEES CHARGED TO THE FUND WILL NOT CHANGE.

     o THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND WILL REMAIN THE SAME AND KEY EMPLOYEES OF EQSF WILL CONTINUE TO MANAGE THE FUND AS THEY HAVE DONE IN THE PAST.

The proxy documents explain each proposal in detail, and we encourage you to review them. As always, we are available to answer your questions at 1-800-880-8442. By mailing your voting instruction card today, you can help reduce the cost of follow up mailings and phone calls.

Thank you for your time, and the trust you have placed with us.

Sincerely,



/s/ Martin J. Whitman                       /s/ David M. Barse

Martin J. Whitman                           David M. Barse
Chairman of EQSF Advisers, Inc.             President of EQSF Advisers, Inc.

767 THIRD AVENUE, NEW YORK, NY 10017        1-800-880-8442
                                            www.thirdavenuefunds.com

                       THIRD AVENUE VARIABLE SERIES TRUST

                                767 THIRD AVENUE
                          NEW YORK, NEW YORK 10017-2023
                                 1-800-880-8442

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 7, 2002

To Shareholders of Third Avenue Variable Series Trust:

               We invite you to attend a Special Meeting of Shareholders of Third Avenue Variable Series Trust, a Delaware business trust consisting of one portfolio: the Third Avenue Value Portfolio. The Special Meeting will be held on August 7, 2002 at 2:00 p.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP & Affiliates; Four Times Square, 38th Floor, New York, New York 10036. The Third Avenue Variable Series Trust is hereinafter referred to as the "Trust," and the Third Avenue Value Portfolio is hereinafter referred to as the "Fund." As we describe in the accompanying Proxy Statement, the shareholders will vote on the following matters:

               1. The election of ten Trustees to the Trust's Board of Trustees (Proposal No. 1);

               2. Proposals to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Third Avenue Management LLC (the "Manager") to take effect upon the closing of the acquisition of a majority interest in the Manager's parent company, Third Avenue Holdings LLC, by Affiliated Managers Group, Inc. (Proposal No. 2);

               3. To consider and act upon such other business as may properly come before the Special Meeting.

               The close of business on June 18, 2002 has been fixed as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting.

               The Board of Trustees of the Trust unanimously recommends that you vote FOR all of the nominees for Trustees and FOR approval of the new Investment Advisory Agreement. This notice and related materials are first being mailed on or about July 5, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                  YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT AS SOON AS YOU CAN IN THE ENVELOPE WE HAVE PROVIDED, OR VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE SPECIAL MEETING, YOU CAN REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF YOU CHOOSE.

                                  By Order of the Board of Trustees,


                                  W. James Hall
                                  Secretary


New York, New York
July 5, 2002

                           FREQUENTLY ASKED QUESTIONS


Q:   WHY HAVE I RECEIVED THIS PROXY STATEMENT?

     Your insurance company and the Trust's Board of Trustees have sent you this Proxy Statement to ask for your voting instruction as an owner of a variable insurance contract who has allocated investment value to the Fund pursuant to the terms of your variable insurance contract. Because you have the right to instruct your insurance company on how to vote on the Proposals, you should generally consider yourself a "shareholder" of the Fund for the purposes of this Proxy Statement.

Q:   HOW WILL MY INSURANCE COMPANY VOTE FUND SHARES?

     Shares of the Fund are currently held only by insurance companies for allocation to certain of their separate accounts established to fund benefits under variable annuity contracts and/or variable life insurance policies they issue (each an "Insurance Contract" and collectively, the "Insurance Contracts"). Under current law, your insurance company will vote shares of the Fund it owns based on instructions received from the owners of Insurance Contracts such as yourself. As a result, you are being sent this proxy statement and voting instruction card in order to tell your insurance company how to vote. Shares for which your insurance company does not receive instructions in time to be voted will be voted by your insurance company in the same proportion as shares for which instructions have been received in time to be voted.

Q:   WHAT IS BEING VOTED ON?

     Fund shareholders will vote on electing ten Trustees to the Trust's Board of Trustees and on approving a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Manager.

Q: WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON A PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT?

     The Fund is presently managed by the Manager. The owners of the Manager's parent company, Third Avenue Holdings LLC ("Holdings"), have entered into agreements with Affiliated Managers Group, Inc. ("AMG") pursuant to which AMG will purchase a majority interest in Holdings, and the senior members of the Manager's management team will own a substantial interest in Holdings and have entered into long-term employment agreements to provide greater assurance of their continuity with the Fund. Upon completion of the AMG transaction, except in limited circumstances, the Manager's present management is expected to continue to conduct the day-to-day business activities of the Manager, including portfolio management for the Fund. Because it entails a change of control of the Manager, AMG's investment will result in an "assignment" and consequent automatic termination of the Fund's current Investment Advisory Agreement with the Manager under the Investment Company Act of 1940. In order for the Fund to continue receiving the Manager's services after the AMG transaction closes, the shareholders of the Fund must approve a new Investment Advisory Agreement.

Q:   HOW WILL THIS AFFECT FUND SHAREHOLDERS?

     The Board of Trustees believes the AMG transaction will be beneficial for shareholders of the Fund by increasing the stake of the Manager's professional personnel in the success of the Fund and strengthening their long-term commitment to the Fund. An investment in the Fund will remain the same upon completion of AMG's investment in the Manager. You will still have investment value allocated to the Fund in accordance with the terms of your Insurance Contract. In addition, the advisory services performed by the Manager are expected to be performed by the same personnel who have previously provided these services.

Q:   WILL THE FUND'S INVESTMENT ADVISORY FEES BE THE SAME?

     Yes, the fee rate for investment advice charged to the Fund under the new Investment Advisory Agreement will remain the same as under the Fund's current Investment Advisory Agreement.

Q:   WHO IS ENTITLED TO VOTE?

     Fund shareholders who owned shares as of the close of business on the Record Date, June 18, 2002, are entitled to vote. Fund shareholders will be entitled to one vote per share for each share owned on the Record Date. As an owner of a variable insurance contract who has allocated investment value to the Fund, you have the right to instruct your insurance company on how to vote on the Proposals.

Q:   DO I NEED TO ATTEND THE SPECIAL MEETING IN ORDER TO VOTE?

     No. As a contract owner, you can provide voting instructions to your insurance company by completing and mailing the enclosed voting instruction card.

Q:   HOW WILL PROXIES BE SOLICITED?

     The Trust will solicit proxies by mail. Certain of the Trust's officers and employees may also solicit by telephone, telegram and personally. Proxies may also be solicited personally or by mail, telephone or electronic means by Trustees, officers and regular employees of the Trust, the Manager and PFPC, Inc., the Fund's transfer agent. The Trust will not pay these officers and employees specifically for soliciting proxies. In addition, the Trust will retain Georgeson Shareholder Communications, Inc., a professional proxy solicitor, for an estimated fee of approximately $7,500 plus out-of-pocket expenses. The Manager and AMG, not the Fund, will bear the cost of soliciting proxies, including preparing, printing, assembling and mailing the proxy material and the fees of Georgeson Shareholder Communications, Inc.

Q:   WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     Each of the matters being voted on requires that a "quorum" be present for action to be taken on that matter. A "quorum" means a majority of the shares entitled to vote on a matter that are outstanding on the Record Date. The Fund's new Investment Advisory Agreement will be approved if:

          o More than 1/2 of the Fund's outstanding shares affirmatively vote "yes" or

          o If there are not enough "yes" votes for a simple majority, then at least 1/2 of the Fund's outstanding shares vote at the meeting AND 2/3 of the Fund's shares present at the meeting affirmatively vote "yes."

     The election of trustees is by plurality vote, meaning that the nominees with the highest number of votes will be elected.

Q:   CAN THE SPECIAL MEETING BE ADJOURNED?

     Yes. The Special Meeting could be adjourned if, for example, a quorum does not exist. For purposes of any adjournment, proxies will be voted "FOR" any adjournment favored by the persons named on the enclosed voting instruction card unless you direct otherwise on the voting instruction card. The persons named on the enclosed voting instruction card are Michael T. Carney and W. James Hall, who are senior officers of the Trust and the Manager.

Q: WHAT HAPPENS IF I SIGN AND RETURN MY VOTING INSTRUCTION CARD BUT DO NOT MARK MY INSTRUCTIONS?

     Your voting instructions will be an affirmative vote in favor of all matters.

Q:   MAY I REVOKE MY VOTING INSTRUCTIONS?

     You may revoke your voting instructions at any time before it is exercised by giving notice of your revocation to your insurance company in writing (by subsequent voting instructions or other writing).

Q:   HOW CAN I OBTAIN A COPY OF THE FUND'S ANNUAL REPORT?

     You may request a copy of the Fund's latest annual and semi-annual reports by writing to its principal executive office at Third Avenue Funds, 767 Third Avenue, New York, NY 10017, Attention: Marketing Department, or by calling (800) 880-8442. These copies will be furnished by the Trust free of charge. You may also contact your Insurance Company.

Q:   WHO ARE THE PRINCIPAL SHAREHOLDERS OF THE FUND?

     Shares of the Fund are currently held only by insurance companies for allocation to certain of their separate accounts to fund benefits under certain Insurance Contracts. On June 18, 2002, to the knowledge of the Manager, only American Express Life Insurance Company, which beneficially owned 10,052,921 shares (82.67% of the outstanding shares) and Ameritas Variable Life Insurance Company, which beneficially owned 2,106,996 shares (17.33% of the outstanding shares) in each case, on behalf of holders of variable annuity contracts, beneficially owned more than 5% of the outstanding shares of the Fund.

                       THIRD AVENUE VARIABLE SERIES TRUST
                                767 Third Avenue
                          New York, New York 10017-2023

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 7, 2002


                                 PROPOSAL NO. 1
                         ELECTION OF A BOARD OF TRUSTEES

                                TRUSTEE NOMINEES

               At the Special Meeting, ten Trustees will be elected to hold office until their respective successors are chosen and qualified. The Trust's Board of Trustees have nominated ten people for election as Trustees of the
Trust: Martin J. Whitman, David M. Barse, Jack W. Aber, William E. Chapman II, Lucinda Franks, Edward J. Kaier, Marvin Moser, Eric Rakowski, Martin Shubik and Charles C. Walden. The nomination of the independent Trustees was at the discretion of the Trust's incumbent independent Trustees. The individuals named on the enclosed proxy card will vote proxies for any person that the Board of Trustees may recommend in place of a nominee if that nominee becomes unable to serve as a Trustee before the Special Meeting.

               Currently, Martin J. Whitman, David M. Barse, Phyllis W. Beck, Barbara Whitman, Lucinda Franks, Gerald Hellerman, Marvin Moser, Donald Rappaport, Myron M. Sheinfeld, Martin Shubik and Charles C. Walden serve as
Trustees of the Trust. Messrs. Aber, Chapman, Kaier and Rakowski have not previously served on the Trust's Board of Trustees. At the closing of the AMG transaction, if Proposal No. 1 is approved, Messrs. Hellerman, Rappaport and Sheinfeld and Ms. Beck and Ms. Whitman will have been replaced by elected nominees listed below, and the Board shall be reduced from eleven to ten Trustees. Each nominee for Trustee has consented to being named as a nominee and to serve if elected. Certain important information regarding the nominees (including their principal occupations for at least the last five years) is set forth below.

INTERESTED TRUSTEE NOMINEES
                                                                                      NO. OF
                                                                                    PORTFOLIOS
                        TERM OF                                                      IN FUND
                       OFFICE AND                                                    COMPLEX
                       LENGTH OF                       PRINCIPAL OCCUPATION          OVERSEEN    OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS    TIME SERVED     POSITION(S)     DURING PAST 5 YEARS          BY TRUSTEE     HELD BY TRUSTEE
-------------------    -----------     -----------     -------------------          ----------     ---------------
MARTIN J.                Trustee      Chairman, CEO    Chairman and CEO                  5       Chairman (8/90 to
WHITMAN * (77)        since 11/90**    and Trustee     (3/90 to Present),                        8/99) and Director
767 Third Avenue                                       President (1/91 to 5/98)                  (8/90 to Present)
New York, NY                                           of Third Avenue Trust;                    of Danielson Holding
10017-2023                                             Chairman and CEO (7/99 to                 Corporation, and
                                                       Present) of Third Avenue                  certain subsidiaries;
                                                       Variable Series Trust;                    Director (3/91 to
                                                       Chairman and CEO (3/90 to                 Present) of Nabors
                                                       Present), President (1/91                 Industries, Inc.,
                                                       to 2/98), of EQSF                         (international oil
                                                       Advisers, Inc. and its                    drilling services);
                                                       successor, Third Avenue                   Director (5/00 to
                                                       Management LLC; Chief                     12/01) of Stewart
                                                       Investment Officer (CIO)                  Information Services
                                                       (12/90 to 7/96) and CEO                   Corp. (title insurance
                                                       (7/96 to Present) of                      and real estate);
                                                       Danielson Holding                         Director (8/97 to 5/01)
                                                       Corporation; Chairman                     of Tejon Ranch Co.
                                                       (1/95 to Present) and CIO                 (land development and
                                                       (10/92 to Present) of M.J.                agribusiness).
                                                       Whitman Advisers, Inc.;
                                                       Distinguished Management
                                                       Fellow (1972 to 6/00) and
                                                       Member of the Advisory
                                                       Board (10/94 to 6/95) of
                                                       the Yale School of
                                                       Management at Yale
                                                       University; Adjunct
                                                       Professor (1/01 to 12/01)
                                                       of the Columbia University
                                                       Graduate School of
                                                       Business; CEO, President
                                                       and Director (10/74 to
                                                       Present) of Martin J.
                                                       Whitman & Co., Inc.
                                                       (formerly M.J. Whitman &
                                                       Co. Inc.) (private
                                                       investment company);
                                                       Chartered Financial
                                                       Analyst.

DAVID M.                 Trustee     President, COO,   President and Chief               5       Director (7/97 to
BARSE* (40)           since 9/01**     and Trustee     Operating Officer (COO)                   Present) of CGA
767 Third Avenue                                       (5/98 to Present), Trustee                Group, Ltd.
New York, NY                                           (9/01 to Present) and                     (insurance); Director
10017-2023                                             Executive Vice President                  (7/96 to Present) of
                                                       (4/95 to 5/98) of Third                   Danielson Holding
                                                       Avenue Trust; President                   Corporation and certain
                                                       and COO (7/99 to Present),                subsidiaries; Director
                                                       and Trustee (9/01 to                      (2/01 to Present) of
                                                       Present) of Third Avenue                  American Capital
                                                       Variable Series Trust;                    Access Holdings, Inc.
                                                       President and COO (7/96 to                (insurance company).
                                                       Present) of Danielson
                                                       Holding Corporation;
                                                       President and COO (2/98 to
                                                       Present), Executive Vice
                                                       President (4/95 to 2/98),
                                                       and Director (4/95 to
                                                       Present) of EQSF Advisers,
                                                       Inc. and its successor,
                                                       Third Avenue Management
                                                       LLC; Chairman (1/02 to
                                                       Present), Chief Executive
                                                       Officer (CEO) (7/99 to
                                                       Present), President (6/95
                                                       to Present), Director and
                                                       COO (1/95 to Present) of
                                                       M.J. Whitman, Inc.
                                                       (registered
                                                       broker-dealer); CEO (7/99
                                                       to Present), President
                                                       (6/95 to Present),
                                                       Director and COO (1/95 to
                                                       Present) of M.J. Whitman
                                                       Advisers, Inc. (registered
                                                       investment adviser).

INDEPENDENT TRUSTEE NOMINEES
                                                                                      NO. OF
                                                                                    PORTFOLIOS
                        TERM OF                                                      IN FUND
                       OFFICE AND                                                    COMPLEX
                       LENGTH OF                       PRINCIPAL OCCUPATION          OVERSEEN    OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS    TIME SERVED     POSITION(S)     DURING PAST 5 YEARS          BY TRUSTEE     HELD BY TRUSTEE
-------------------    -----------     -----------     -------------------          ----------     ---------------
JACK W. ABER (64)          **            Nominee       Professor of Finance (1972        5       Trustee, The Managers
c/o Third Avenue                                       to Present) of Boston                     Funds (10 portfolios);
Trust                                                  University School of                      Trustee of Managers
767 Avenue Third                                       Management.                               AMG Funds (7 portfolios),
New York, NY                                                                                     Managers Trust I
10017-2023                                                                                       (2 portfolios) and
                                                                                                 Managers Trust II
                                                                                                 (1 portfolio); Trustee of
                                                                                                 Appleton Growth Fund.

WILLIAM E.                 **            Nominee       Trustee; President and            5       Trustee, The
CHAPMAN II (62)                                        Owner, (1998 to Present)                  Managers Funds
c/o Third Avenue                                       of Longboat Retirement                    (10 portfolios);
Trust                                                  Planning Solutions                        Trustee of
767 Avenue Third                                       (consulting firm);                        Managers AMG Funds
New York, NY                                           part-time employee                        (7 portfolios),
10017-2023                                             delivering retirement and                 Managers Trust I
                                                       investment education                      (2 portfolios) and
                                                       seminars (1/00 to Present)                Managers Trust II
                                                       for Hewitt Associates, LLC                (1 portfolio).
                                                       (consulting firm); various
                                                       roles, the last of which
                                                       was President of the
                                                       Retirement Plans Group
                                                       (1990 to 1998) with Kemper
                                                       Funds (mutual funds
                                                       group);  investment sales,
                                                       marketing and general
                                                       management roles (1966 to
                                                       1990) with CIGNA
                                                       (insurance group).

LUCINDA FRANKS (55)      Trustee         Trustee       Journalist (1969 to               5       N/A
64 East 86th Street   since 2/98**                     Present); Special
New York, NY                                           Correspondent, Talk
10028                                                  Magazine (1999-2000);
                                                       Trustee of Third Avenue
                                                       Variable  Series  Trust
                                                       (7/99 to Present);
                                                       Trustee of Third Avenue
                                                       Trust (2/98 to Present).

EDWARD J. KAIER (56)       **            Nominee       Partner (1977 to Present)         5       Trustee, The
c/o Third Avenue                                       at Hepburn Willcox                        Managers Funds
Trust                                                  Hamilton & Putnam (law                    (10 portfolios),
767 Third Avenue                                       firm).                                    Trustee of
New York, NY                                                                                     Managers AMG Funds
10017-2023                                                                                       (7 portfolios),
                                                                                                 Managers Trust I
                                                                                                 (2 portfolios) and
                                                                                                 Managers Trust II
                                                                                                 (1 portfolio).

MARVIN MOSER,            Trustee         Trustee       Trustee (1992 to Present)         5       Director (1997 to
M.D. (78)             since 11/94**                    of the Trudeau Institute                  Present) of
13 Murray Hill Road                                    (medical research                         Nutrition 21 Co.
Scarsdale, NY                                          institute); Clinical                      (marketing);
10583                                                  Professor of Medicine                     Director (9/00-2/02)
                                                       (1984 to Present) at Yale                 of Innovative
                                                       University School of                      Clinical Solutions
                                                       Medicine; Senior Medical                  Ltd. (pharmaceutical
                                                       Consultant (1974 to                       site management).
                                                       Present) for the National
                                                       High Blood Pressure
                                                       Education Program of the
                                                       National Heart, Lung and
                                                       Blood Institute; Trustee
                                                       of Third Avenue Variable
                                                       Series Trust (7/99 to
                                                       Present); Trustee or
                                                       Director of Third Avenue
                                                       Trust or its predecessor
                                                       (11/94 to Present).

INDEPENDENT TRUSTEE NOMINEES
                                                                                      NO. OF
                                                                                    PORTFOLIOS
                        TERM OF                                                      IN FUND
                       OFFICE AND                                                    COMPLEX
                       LENGTH OF                       PRINCIPAL OCCUPATION          OVERSEEN    OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS    TIME SERVED     POSITION(S)     DURING PAST 5 YEARS          BY TRUSTEE     HELD BY TRUSTEE
-------------------    -----------     -----------     -------------------          ----------     ---------------
ERIC RAKOWSKI (44)         **            Nominee       Professor (1990 to                5       Trustee, The Managers
c/o Third Avenue                                       Present) at  University of                Funds (10 portfolios),
Trust                                                  California at Berkeley                    Trustee of Managers AMG
767 Third Avenue                                       School of Law; Visiting                   Funds (7 portfolios),
New York, NY                                           Professor (1998-1999) at                  Managers Trust I
10017-2023                                             Harvard Law School.                       (2 portfolios)
                                                                                                 and Managers Trust II
                                                                                                 (1 portfolio).

MARTIN SHUBIK (76)       Trustee         Trustee       Seymour H. Knox Professor         5       N/A
Yale University       since 11/90**                    (1975 to Present) of
Dept. of Economics                                     Mathematical and
Box 2125, Yale                                         Institutional Economics,
Station                                                Yale University; Trustee
New Haven, CT                                          of Third Avenue Variable
06520                                                  Series Trust (7/99 to
                                                       Present); trustee or
                                                       Director of Third Avenue
                                                       Trust or its predecessor
                                                       (11/90 to Present).

CHARLES C. WALDEN        Trustee         Trustee       Executive Vice-President          5       N/A
(57)                  since 5/96**                     of Investments and Chief
11 Williamsburg                                        Investment Officer (1973
Circle,                                                to Present) Knights of
Madison, CT                                            Columbus (fraternal
06443                                                  benefit society selling
                                                       life insurance and
                                                       annuities); Chartered
                                                       Financial Analyst;
                                                       Trustee of Third Avenue
                                                       Variable Series Trust
                                                       (7/99 to Present);
                                                       Trustee or Director of
                                                       Third Avenue Trust or its
                                                       predecessor (5/96 to
                                                       Present).

----------
* Messrs. Whitman and Barse are "interested Trustees" of the Trust and the Manager due to their employment with and indirect ownership interests in the Manager.
** Upon election,Trustee serves until his successor is duly elected and qualified.

                              FUND SHARE OWNERSHIP

               The following table provides information describing the dollar range of equity securities beneficially owned by each nominee for Trustee in the Fund and in the Fund Complex in the aggregate overseen or to be overseen by such nominee as of June 18, 2002.

----------------------------- ---------------- ---------------------------------
                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                DOLLAR RANGE      SECURITIES IN ALL REGISTERED
                                 OF EQUITY      INVESTMENT COMPANIES OVERSEEN BY
                                SECURITIES      TRUSTEES IN FAMILY OF INVESTMENT
      NAME OF NOMINEE           IN THE FUND                COMPANIES
----------------------------- ---------------- ---------------------------------
INTERESTED TRUSTEE NOMINEES
----------------------------- ---------------- ---------------------------------
Martin J. Whitman                   $0*                  over $100,000
----------------------------- ---------------- ---------------------------------
David M. Barse                      $0*                  over $100,000
----------------------------- ---------------- ---------------------------------
INDEPENDENT TRUSTEE NOMINEES
----------------------------- ---------------- ---------------------------------
Jack W. Aber                        $0*                        $0
----------------------------- ---------------- ---------------------------------
William E. Chapman II               $0*                $50,001 - $100,000
----------------------------- ---------------- ---------------------------------
Lucinda Franks                      $0*                $50,001 - $100,000
----------------------------- ---------------- ---------------------------------
Edward J. Kaier                     $0*                        $0
----------------------------- ---------------- ---------------------------------
Marvin Moser                        $0*                  over $100,000
----------------------------- ---------------- ---------------------------------
Eric Rakowski                       $0*                        $0
----------------------------- ---------------- ---------------------------------
Martin Shubik                       $0*                  over $100,000
----------------------------- ---------------- ---------------------------------
Charles C. Walden                   $0*                  over $100,000
----------------------------- ---------------- ---------------------------------

* Because the Fund is only offered to insurance companies for allocation to their separate accounts established to fund Insurance Contracts, Trustees, officers and Nominees do not own shares of the Trust.

                                  COMPENSATION

               The table below sets forth the compensation paid by the Fund to each of the Trustees of the Third Avenue Variable Series Trust during the fiscal year ended December 31, 2001:

----------------------------------------------------- -------------------------------- ---------------------------------
               NAME AND POSITION HELD                     AGGREGATE COMPENSATION              TOTAL COMPENSATION
                                                        FROM REGISTRANT FOR FISCAL           FROM REGISTRANT AND
                                                       YEAR ENDED DECEMBER 31, 2001*    FUND COMPLEX PAID TO TRUSTEES*
----------------------------------------------------- -------------------------------- ---------------------------------
Martin J. Whitman, Chairman, CEO and Trustee+                       $0                                $0
----------------------------------------------------- -------------------------------- ---------------------------------
David M. Barse, President, COO, Trustee+                            $0                                $0
----------------------------------------------------- -------------------------------- ---------------------------------
Phyllis W. Beck, Trustee+                                           $0                                $0
----------------------------------------------------- -------------------------------- ---------------------------------
Lucinda Franks, Trustee                                           $8,000                           $32,000
----------------------------------------------------- -------------------------------- ---------------------------------
Gerald Hellerman, Trustee**                                       $8,250                           $33,000
----------------------------------------------------- -------------------------------- ---------------------------------
Marvin Moser, Trustee                                             $8,000                           $32,000
----------------------------------------------------- -------------------------------- ---------------------------------
Donald Rappaport, Trustee                                         $8,000                           $32,000
----------------------------------------------------- -------------------------------- ---------------------------------
Myron M. Sheinfeld, Trustee**                                     $8,250                           $33,000
----------------------------------------------------- -------------------------------- ---------------------------------
Martin Shubik, Trustee                                            $8,000                           $32,000
----------------------------------------------------- -------------------------------- ---------------------------------
Charles C. Walden, Trustee**                                      $8,250                           $33,000
----------------------------------------------------- -------------------------------- ---------------------------------
Barbara Whitman, Trustee+                                           $0                                $0
----------------------------------------------------- -------------------------------- ---------------------------------

  * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $422 for all Trustees as a group.
 ** Audit Committee Member.
  + Denotes a Trustee who is an "interested person" of the Trust.

                          BOARD MEETINGS AND COMMITTEES

               The Trust's Board of Trustees met four times during the fiscal year ended December 31, 2001. Each Trustee attended at least 75% of the meetings of the Board of Trustees.

               The Trust's Board of Trustees has an Audit Committee composed of Messrs. Hellerman, Sheinfeld and Walden. The Audit Committee is charged with reviewing accounting matters with the Trust's independent auditors. In the fiscal year ended December 31, 2001, the Audit Committee met once. The Board of Trustees does not have any other standing committees. Each member attended the meeting of the Audit Committee.


                                 RECOMMENDATION

               The Trust's Board of Trustees recommends a vote "FOR" all the nominees.

                                 PROPOSAL NO. 2
APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST ON BEHALF OF
                     THE FUND AND THE MANAGER FOR THE FUND


                           SUMMARY OF THE TRANSACTION

               Third Avenue Holdings LLC ("Holdings"), the parent company of the Fund's present investment adviser, has entered into agreements pursuant to which AMG, through a wholly-owned indirect subsidiary, will purchase a majority interest in Holdings. The Manager was formed by the Fund's prior investment adviser, EQSF Advisers, Inc. ("EQSF") on May 15, 2002 to act as the successor to EQSF's business. At the time of the transaction with AMG, M.J. Whitman Advisers, Inc., an affiliate of the Manager that advises separate accounts in the same style as that of the Fund, will transfer substantially all of its business to the Manager, and M.J. Whitman, Inc., an affiliated broker-dealer, will transfer substantially all of its business to M.J. Whitman LLC (the "Broker"). Holdings will own 100% of each of the Manager and the Broker. This proxy statement refers to Holdings, the Manager and the Broker as the "Company." After the AMG transaction is completed, AMG will own 60% of the interests in Holdings, and the senior management of the Company (including Martin J. Whitman), certain key employees and the children of Martin J. Whitman will own 40% of the interests in Holdings.

               Upon the closing of the AMG transaction, the Manager expects to have the same personnel with the same responsibilities as before, and a Management Committee comprised of the Manager's senior management, will conduct the day-to-day business activities of the Manager (except in limited circumstances), including portfolio management of the Fund. The firm's Management Committee is initially expected to consist of Martin J. Whitman, David M. Barse, Michael T. Carney and Curtis R. Jensen. The AMG transaction is expected to close (the "Closing") during the summer of 2002 and is subject to the satisfaction or waiver of various conditions, including (i) the approval by the shareholders of the Fund of a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Manager (the "New Advisory Agreement") and
(ii) the approval by the shareholders of the Trust of the composition arrangement of the Board of Trustees set forth in Proposal 1.

               Upon completion of the AMG transaction, the Manager will continue to operate out of its present New York offices. Martin J. Whitman, David M. Barse, Curtis R. Jensen, Michael H. Winer, Amit B. Wadhwaney, Yang T. Lie, and Michael R. Lehmann have each signed long-term employment contracts, effective upon the Closing. Upon the Closing, under the Manager's organizational documents, the day-to-day operations of the Manager will be conducted by its Management Committee, which will delegate day-to-day supervision of the investment process and marketing matters to an Investment Committee. The initial Management Committee is expected to consist of Messrs. Whitman, Barse, Carney and Jensen, and the initial Investment Committee is expected to consist of Messrs. Whitman, Barse and Jensen. Except for Curtis R. Jensen, who will be joining the Management Committee and Investment Committee, these are the same persons who are presently responsible for the day-to-day operation of the Company. Except in limited circumstances, AMG generally will have no authority to manage the day-to-day operations, or participate in the investment process, of the Manager. AMG will have the contractual power to replace the Management Committee and Investment Committee members. However, AMG has informed the Trust's Board of Trustees that it has no present intention to exercise those powers. Thus, in the view of the Board of Trustees, and the Manager, the AMG transaction is not expected to result in any changes in the portfolio management and investment operations of the Fund.

               AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is an asset management holding company which holds equity interests in investment management firms (its "Affiliates"). In connection with the equity investments AMG has made in its Affiliates, the members of the management team of each Affiliate customarily retain or receive significant direct ownership in their firm. The management teams of AMG's Affiliates generally maintain autonomy over the day-to-day operations and independently manage such operations, and AMG does not participate in the day-to-day management or the investment process except in certain limited circumstances. AMG's affiliated investment management firms managed approximately $81 billion in assets at March 31, 2002. AMG is a public corporation and not controlled by any person.

               Pursuant to Section 15 of the Investment Company Act of 1940 (the
"Act"), the Fund's existing Investment Advisory Agreement terminates automatically upon its "assignment," which term includes any transfer of a controlling interest in an adviser or control person of an adviser, such as will occur in respect of Holdings and the Manager in connection with the transaction.
Section 15(a) of the Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such regulated investment company. Therefore, in order for the Manager to continue to provide investment advisory services to the Fund after the Closing, the shareholders of the Fund must approve a New Advisory Agreement.

               The AMG transaction also contemplates that the Manager, AMG and other persons will use all commercially reasonable efforts to comply with the requirements of Section 15(f) of the Act after the Closing. Section 15(f) provides, in pertinent part, that affiliated persons (including owners) of the Manager may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the Manager which results in an assignment of the investment advisory contract if (1) for a period of three years after the time of such action, at least 75% of the members of the Board of Trustees of any investment company which it advises are not "interested persons" (as defined in the Act) of the new or old investment adviser; and (2) for a two-year period there is no "unfair burden" imposed on any such investment company as a result of the AMG transaction. The election of the nominees set forth in Proposal No. 1 will satisfy the foregoing 75% condition. AMG and the Manager have held discussions concerning the transaction with the Trust's Board of Trustees and the Board believes that neither AMG nor the Manager has an express or implied understanding or arrangement that would impose an unfair burden on the Trust as a result of the transaction.

               Pursuant to the AMG transaction, Martin J. Whitman, Barbara Whitman and David M. Barse (each of whom is a trustee of the Trust) and Michael
T. Carney, W. James Hall and Julie Smith (each of whom is an officer of the Trust) have agreed to sell to AMG their respective direct and indirect existing ownership interests in Holdings at the Closing in exchange for substantial cash payments to be made to them at the Closing. In addition, Messrs. Whitman, Barse, Carney and Hall and Ms. Whitman and Ms. Smith will receive substantial new minority ownership interests in Holdings at the Closing and will have certain contractual rights to sell a portion of such interests to AMG over time (in the case of Mr. Whitman and Ms. Whitman, beginning following the third anniversary of the Closing, and in the case of Messrs. Barse, Carney, and Hall and Ms. Smith, beginning following the fifth anniversary of the Closing) for potentially substantial additional cash payments to be made to them at the time of such sales. Mr. Whitman and Ms. Whitman also have agreed to sell the remainder of their ownership interests in Holdings to AMG in connection with Mr. Whitman's retirement (or other termination of employment), and Messrs. Barse, Carney and Hall and Ms. Smith have agreed to sell the remainder of their ownership interests in Holdings to AMG in connection with their respective retirement (or other termination of employment). As a result of the foregoing payments, which are conditioned on the completion of the AMG transaction (which, as described above, is itself conditioned on, among other things, the approval of the board composition arrangement described in Proposal No. 1 and the New Advisory Agreement described in Proposal No. 2), these trustees and officers of the Trust have a material financial interest in the approval of the Proposals.

                            BENEFITS TO SHAREHOLDERS

               The Board has identified the following benefits which the shareholders are expected to realize as a result of the AMG transaction:

               1. Martin J. Whitman has entered into a new long-term employment agreement and is expected to serve on the Management Committee and the Investment Committee of the Company as of the Closing and, together with David M. Barse, Michael T. Carney and Curtis R. Jensen, continue to oversee the team of investment professionals that manage the Fund; and

               2. David M. Barse and Curtis R. Jensen, members of the Management Committee and Michael H. Winer, Amit B. Wadhwaney, Yang T. Lie and Michael R. Lehmann, key investment personnel of the Manager, each of whom has not previously been a party to any employment contract, will be subject to long-term employment agreements and will have significant interests in Holdings, thereby providing the Fund with greater assurance of continuing to receive their services for a substantial time period.


                             THE INVESTMENT ADVISER

               The Manager, 767 Third Avenue, New York, New York 10017-2023, currently serves as the Fund's investment adviser. The Manager manages the Fund's investments, provides various administrative services (not otherwise provided by third parties) and supervises the Fund's daily business affairs, subject to supervision by the Trust's Board of Trustees. All investment decisions for the Fund are made by a team of the Manager's investment professionals, any of who may make recommendations subject to the final approval of the Fund's portfolio manager or another senior member of the management team to whom they may delegate the authority. The Manager currently is controlled by the Whitman family and senior employees of the Manager.

Information about the principal executive officers of the Manager is provided in the following table:

--------------------- ------------------------------ ---------------------------
  NAME                  POSITION                       ADDRESS
--------------------- ------------------------------ ---------------------------
  Martin J. Whitman     Chairman, CEO, Trustee         767 Third Avenue
                                                       New York, NY 10017-2023
--------------------- ------------------------------ ---------------------------
  David M. Barse        President, COO, Trustee        767 Third Avenue
                                                       New York, NY 10017-2023
--------------------- ------------------------------ ---------------------------
  Michael T. Carney     Treasurer, CFO                 767 Third Avenue
                                                       New York, NY 10017-2023
--------------------- ------------------------------ ---------------------------
  W. James Hall         General Counsel, Secretary     767 Third Avenue
                                                       New York, NY 10017-2023
--------------------- ------------------------------ ---------------------------
  Richard V. Barry      Co-Controller                  767 Third Avenue
                                                       New York, NY 10017-2023
--------------------- ------------------------------ ---------------------------
  Julie A. Smith        Co-Controller                  767 Third Avenue
                                                       New York, NY 10017-2023
--------------------- ------------------------------ ---------------------------

               The Manager also serves as the adviser to four other open-end mutual funds and as the sub-adviser to nine other open-end mutual funds. The following table provides information describing these relationships as of June 18, 2002:

------------------------------------------ ------------------------------------------- -------------------------------
OTHER FUNDS MANAGED BY                                 MANAGEMENT FEE***                        ASSETS UNDER
THE MANAGER                                                                                      MANAGEMENT
------------------------------------------ ------------------------------------------- -------------------------------
Third Avenue Value Fund*                   0.90%                                               $2,779,248,181
------------------------------------------ ------------------------------------------- -------------------------------
Third Avenue Small-Cap Value Fund*         0.90%                                               $459,546,386
------------------------------------------ ------------------------------------------- -------------------------------
Third Avenue Real Estate Value Fund*       0.90%                                               $331,576,605
------------------------------------------ ------------------------------------------- -------------------------------
Third Avenue International Value Fund*     1.25%                                               $14,543,237
------------------------------------------ ------------------------------------------- -------------------------------
Aegon/Transamerica Series                  0.40%                                               $210,383,380
Third Avenue Value**
------------------------------------------ ------------------------------------------- -------------------------------
SunAmerica Focused 2000 Value Portfolio**  0.50% on first $100 million of the Fund's           $59,204,514
                                           average  daily net  assets,
                                           0.45% on next $100 million of the Fund's
                                           average daily net assets,
                                           0.40% on amounts over $200 million
------------------------------------------ ------------------------------------------- -------------------------------
SunAmerica Focused Multi-Cap               0.50% on first $100 million of the Fund's           $261,439,893
Value Portfolio**                          average daily net assets,
                                           0.45% on next $100 million of the Fund's
                                           average daily net assets,
                                           0.40% on amounts over $200 million
------------------------------------------ ------------------------------------------- -------------------------------
Seasons Series Trust Focus                 0.50% on first $100 million of the Fund's           $7,021,801
Value Portfolio**                          average daily net assets,
                                           0.45% on next $100 million of the Fund's
                                           average daily net assets,
                                           0.40% on amounts over $200 million
------------------------------------------ ------------------------------------------- -------------------------------
Legends Fund Third Avenue Value**          0.40%                                               $49,575,042
------------------------------------------ ------------------------------------------- -------------------------------
AXP Partners Small-Cap Value Fund**        0.50% on first $100 million of the Fund's           $218,187,482
                                           average daily net assets, 0.45% on
                                           next $100 million of the Fund's
                                           average daily net assets, 0.40% on
                                           amounts over $200 million
------------------------------------------ ------------------------------------------- -------------------------------
AXP Variable Partners Small-Cap Value      0.50% on first $100 million of the Fund's           $19,986,826
Portfolio **                               average daily net assets,
                                           0.45% on next $100 million of the Fund's
                                           average daily net assets,
                                           0.40% on amounts over $200 million
------------------------------------------ ------------------------------------------- -------------------------------
Quintara Small-Cap Value Fund**            1.075% on first $30 million of the Fund's           $451,656
                                           average daily net assets, 0.925% on
                                           next $120 million of the Fund's
                                           average daily net assets, 0.875% on
                                           amounts over $150 million****
------------------------------------------ ------------------------------------------- -------------------------------
Met Investors Series Trust Third Avenue    0.50%                                               $6,935,172
Small-Cap Value Portfolio**
------------------------------------------ ------------------------------------------- -------------------------------

*    Advisory relationship.
**   Sub-advisory relationship.
*** Contractual management fee as a percentage of each fund's average daily net assets.
**** Fee is subject to a monthly performance fee adjustment.

               During the fiscal year ended December 31, 2001, the Fund paid EQSF fees of $846,404.

               EQSF, the former investment adviser of the Fund, formed the Manager on May 15, 2002 and contributed substantially all of its business, including its investment advisory agreements with the Fund, Third Avenue Trust and the above-referenced sub-advised funds in exchange for 100% of the interests in the Manager (held indirectly through Holdings).

               Upon the closing of the transaction with AMG, the Manager expects to have the same personnel as EQSF had, with such personnel having substantially the same responsibilities for day-to-day management and investment decisions as they had while employed with EQSF. After the closing of the AMG transaction, the Manager will be controlled by AMG. Effective upon the Closing, the Management Committee of the Manager is expected to consist of Martin J. Whitman, David M. Barse, Michael T. Carney and Curtis R. Jensen, all current employees of the Manager.


                            THE EMPLOYMENT AGREEMENTS

               Martin J. Whitman, David M. Barse, Curtis R. Jensen, Michael H. Winer, Amit B. Wadhwaney, Yang T. Lie, and Michael R. Lehmann, have entered into employment agreements, effective at Closing, that provide for the continued service of each of them to the Company for at least 10 years (or, in the case of Mr. Whitman, 5 years) after the Closing. Each of these employment agreements provides for these individuals to be subject to long-term non-competition and non-solicitation provisions following the Closing.


                         THE CURRENT ADVISORY AGREEMENT

               Pursuant to the current Investment Advisory Agreement between the Manager and the Trust, on behalf of the Fund (the "Current Advisory Agreement"), the Manager has been retained to manage the investments of the Fund and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

               The Current Advisory Agreement for the Fund is on substantially the same terms as the initial investment advisory agreement entered into in connection with the organization of the Fund. The Current Advisory Agreement for the Fund was approved by EQSF, as its sole shareholder, on June 16, 1999. The Current Advisory Agreements was last approved by the Board of Trustees on May 22, 2002. The Current Advisory Agreement is dated May 24, 2000.


                           THE NEW ADVISORY AGREEMENT

               As discussed above, the Trust is asking you to approve a New Advisory Agreement. The New Advisory Agreement is identical to the Current Advisory Agreement except for its date and initial term. Most importantly, the fees charged under the New Advisory Agreement remains unchanged. The discussion of the New Advisory Agreement below is qualified by reference to the form of the New Advisory Agreement attached as Appendix A hereto.

               The New Advisory Agreement provides that the Fund will pay an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of its net assets.

               The New Advisory Agreement provides, among other things, that the Manager will bear all expenses of its employees and overhead incurred in connection with its duties, and that the Fund will pay all direct and indirect costs, charges, and expenses of or related to the Fund's business and operations, including the compensation of the Trust's trustees (other than those trustees who are officers of the Trust or interested persons of the Manager).

               Pursuant to the New Advisory Agreement, although the Manager intends to devote such time and effort to the business of a Fund as is reasonably necessary to perform its duties to the Fund, the services of the Manager are not exclusive and the Manager may provide similar services to other investment companies and other clients and may engage in other activities.

               The New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or the shareholders of the Fund for any act or omission by the Manager in the course of, or connected with, rendering services thereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

               The New Advisory Agreement permits the Manager to cause the Fund to pay broker-dealers, which provide brokerage and research services to the Manager, commissions for effecting securities transactions in excess of the amount other broker-dealers would charge if the Manager determines in good faith that the amount of the commissions are reasonable in relation to the value of the brokerage and research services provided.

               The New Advisory Agreement, if approved by the Fund's shareholders, will commence at the Closing, will remain in effect for an initial two-year term and will continue indefinitely thereafter if, and so long as, such continuance is specifically approved annually by (a) the Board of Trustees of the Trust and by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act, or (b) the Board of Trustees of the Trust in the manner required by the Act. The New Advisory Agreement may be terminated on 60 days' written notice at any time without the payment of any penalty either by the Board of Trustees or by a vote of a "majority of the outstanding voting securities" of the Fund, or by the Manager.

               Under current arrangements, whenever in any fiscal year the normal operating expenses of the Fund exceeds the expense limitation as set forth in the Fund's registration statement from time to time, the Manager has determined voluntarily to reimburse the Fund in an amount equal to that excess subject to potential repayment as described below. If the normal operating expenses of the Fund for which the Manager has been reimbursing expenses fall below the applicable expense limitation, it will repay the Manager the lesser of the amount reimbursed by the Manager (or its predecessor, EQSF) within the prior three years or the difference between the Fund's normal operating expenses and the applicable expense limitation. Either the Manager or the Trust may terminate the foregoing arrangements at any time with respect to future reimbursements by the Manager.

               If shareholders of the Fund do not approve the Fund's New Advisory Agreement, AMG is not obligated to close the AMG transaction. In the event that shareholders of the Fund do not approve the Fund's New Advisory Agreement and the Manager and AMG decide to proceed with the AMG transaction, the Board of Trustees would decide the appropriate action to be taken with respect to the Current Investment Advisory Agreement of the Fund.


                             EVALUATION BY THE BOARD

               On May 7 and May 21, 2002, a Special Committee of the Board comprised of Gerald Hellerman, Marvin Moser, Myron M. Sheinfeld and Charles C. Walden met formally with their independent counsel to discuss the AMG transaction. Both before and after these meetings, the Special Committee members met and conferred among themselves and with counsel concerning the AMG transaction. In addition, the Committee interviewed senior management of the Manager to discuss effects of the transaction and also interviewed a representative of an AMG Affiliate. The Committee members also interviewed the nominees for Trustees who previously had not served as Trustees. On May 22, 2002, the Board of Trustees, including the independent Trustees of the Trust, met and discussed the AMG transaction and its possible effect on the Trust and the Fund and evaluated the New Advisory Agreement. Representatives of the Manager and AMG were present to answer questions from the Board. In evaluating the New Advisory Agreement, the Board reviewed materials furnished by the Manager and AMG relevant to its decision. Those materials included information regarding the Manager and AMG (including information describing their respective personnel and operations) as well as materials regarding the services rendered, absolute and relative performance of the Fund and comparative advisory fee information. Representatives of the Manager discussed with the Board the Manager's management philosophy and methods of operation insofar as they relate to the Fund and indicated their belief that, as a consequence of the AMG transaction, the operations of the Manager and its ability to provide services to the Fund would be strengthened and would not be adversely affected. Representatives of AMG discussed with the Board AMG's management philosophy and expected relationship with the Manager and the Fund. In its deliberations, the Board considered certain terms of the AMG transaction, including, among other things, the continuity of management personnel, which it believed to be important to assure continuity of the advisory services provided by the Manager to the Fund. The Board also considered comparative information on other investment companies with similar investment objectives. In addition, the Board reviewed and discussed the terms and provisions of the New Advisory Agreement and compared fees and expenses under the New Advisory Agreement with those paid by other investment companies. The Board also considered the benefits that the Fund might obtain from AMG becoming the majority owner of the Manager.

               In determining to recommend that the shareholders of the Fund vote to approve the New Advisory Agreement as being in the best interest of the Fund's shareholders, the Board believed the following to be important considerations:

               o Portfolio Management Continuity--The advisory services to be provided by the Manager upon completion of the AMG transaction are expected to be performed by the same personnel who had previously been providing such services through EQSF and the Manager.

               o Administrative Services--The administrative services and management functions for the Fund are expected to be performed upon completion of the AMG transaction by the same personnel and are expected to remain, upon completion of the AMG transaction, at least at the present level and quality of services for the Fund.

               o Fees--The investment advisory fee rate payable by the Fund upon completion of the AMG transaction will be the same rate as payable by the Fund under the Current Advisory Agreement.

     Accordingly, after consideration of the above and such other factors and information as it deemed relevant, the Board of Trustees, including all of the members of the Board present at the meeting who are not parties to the New Advisory Agreement or "interested persons" (as defined by the Act) of the Trust, the Manager or AMG, approved the New Advisory Agreement and voted to recommend their approval to the Fund's shareholders.


                                 RECOMMENDATION

                  After careful consideration, the Trust's Board of Trustees recommends a vote "FOR" the New Advisory Agreement between the Trust, on behalf of the Fund, and the Manager, to take effect upon the consummation of the transaction with AMG.

                             ADDITIONAL INFORMATION


                                    TRUSTEES

               The following table provides information about current Trustees of the Trust who are not standing for reelection and will have been replaced by elected nominees contingent on the closing of the AMG transaction. Ms. Beck and Ms. Whitman will remain as advisory members of the Board.

NAME, AGE & ADDRESS          POSITION     PRINCIPAL OCCUPATION LAST 5 YEARS
-------------------          --------     ---------------------------------
INTERESTED TRUSTEES
-------------------

PHYLLIS W. BECK  (75)*       Trustee      An Associate Judge (1981 to Present)
GSB Building Suite 800                    of the Superior Court of Pennsylvania;
City Line & Belmont Ave.                  Trustee of Third Avenue Variable
Bala Cynwyd, PA 19004-1611                Series Trust (7/99 to Present);
                                          Trustee or Director of Third Avenue
                                          Trust or its predecessor (11/92
                                          to Present).

BARBARA WHITMAN  (43)*       Trustee      Director (1/02 to Present) and
767 Third Avenue                          Registered Securities Representative
New York, NY 10017-2023                   (11/96 to Present) of M.J. Whitman,
                                          Inc.; Director (4/95 to Present) of
                                          EQSF Advisers, Inc. and Third Avenue
                                          Holdings LLC; Director (12/99 to
                                          Present) of the Beck Institute for
                                          Cognitive Therapy and Research;
                                          Director (8/97 to 6/98) of Riverside
                                          Stage Company; Trustee of Third Avenue
                                          Variable Series Trust (7/99 to
                                          Present); Trustee of Third Avenue
                                          Trust (9/97 to Present).

INDEPENDENT TRUSTEES

GERALD HELLERMAN (64)        Trustee      Managing Director (8/93 to Present) of
10965 Eight Bells Lane                    Hellerman Associates, (financial and
Columbia, MD 21044                        corporate consulting); Chief Financial
                                          Analyst (1976 to 7/93) of the
                                          Antitrust Division of US Department of
                                          Justice; Trustee of Third Avenue
                                          Variable Series Trust (7/99 to
                                          Present); Trustee or Director of Third
                                          Avenue Trust or its predecessor (9/93
                                          to Present).

DONALD RAPPAPORT  (75)       Trustee      Private investor and consultant (1987
1619 31st Street, N.W.                    to 5/97 and 5/99 to Present); Chief
Washington, D.C. 20007                    Financial and Chief Information
                                          Officer for the US Department of
                                          Education (5/97 to 5/99); Trustee of
                                          Third Avenue Variable Series Trust
                                          (7/99 to Present); Trustee or Director
                                          of Third Avenue Trust or its
                                          predecessor (11/91 to 5/97) and (6/99
                                          to Present).

MYRON M. SHEINFELD  (72)     Trustee      Senior Counsel (4/01 to present) of
1900 Pennzoil Place,                      Akin, Gump, Strauss, Hauer & Feld,
South Tower                               LLP; Counsel to Sheinfeld, Maley & Kay
711 Louisiana Street                      P.C. (12/96 to 4/01) and Trustee of
Houston, TX 77002                         Third Avenue Variable Series Trust
                                          (7/99 to Present); Trustee or
                                          Director of Third Avenue Trust or its
                                          predecessor (11/90 to Present).
                                          Director (1988 to Present) of Nabors
                                          Industries, Inc.; Director (11/98
                                          to 4/01) of Anchor Glass Container
                                          Corp.; Director (6/99 to 11/00)
                                          of Repap Enterprises, Inc. (paper
                                          manufacturer); Director (8/00 to 6/01)
                                          of Southern Mineral Corp. (oil
                                          and gas).

* Phyllis W. Beck is the sister of Martin J. Whitman, Chairman, Chief Executive Officer and a Trustee of the Trust and the Aunt of Barbara Whitman, a Trustee of the Trust; Barbara Whitman is the daughter of Martin J. Whitman.

                              OFFICERS OF THE TRUST

   NAME, AGE & ADDRESS     POSITION(S)    PRINCIPAL OCCUPATION LAST 5 YEARS
   -------------------     -----------    ---------------------------------
MICHAEL T. CARNEY (48)     Treasurer      Treasurer and Chief Financial Officer
767 Third Avenue           and CFO        (CFO) of Third Avenue Trust (3/90 to
New York, NY 10017-2023                   Present); Treasurer and CFO (6/99 to
                                          Present) of Third Avenue Variable
                                          Series Trust; Director (1/95 to
                                          Present), Executive Vice President,
                                          Chief Financial Officer (6/95 to
                                          Present) of M.J. Whitman, Inc.;
                                          Treasurer, Director (1/95 to Present),
                                          Executive Vice President (6/95 to
                                          Present) and CFO (10/92 to Present) of
                                          M.J. Whitman Advisers, Inc.; CFO (8/90
                                          to Present) of Danielson Holding
                                          Corporation; Director (8/96 to
                                          present) of National American
                                          Insurance Company of California; CFO
                                          and Treasurer (5/89 to Present) of
                                          EQSF Advisers, Inc. and its successor,
                                          Third Avenue Management LLC and Third
                                          Avenue Holdings LLC.

KERRI WELTZ (34)           Assistant      Assistant Treasurer (5/96 to Present)
767 Third Avenue           Treasurer      and Controller of Third Avenue Trust
New York, NY 10017-2023                   (1/96 to 9/01), Controller (1/96 to
                                          9/01) of EQSF Advisers, Inc. and its
                                          successor Third Avenue Investment
                                          Management LLC; Assistant Treasurer
                                          (6/99 to Present) of Third Avenue
                                          Variable Series Trust; Controller
                                          (8/96 to Present), of Danielson
                                          Holding Corporation; Controller
                                          (5/96 to Present) of Martin J. Whitman
                                          & Co., Inc.

W. JAMES HALL (37)         General        General Counsel and Secretary (6/00 to
767 Third Avenue           Counsel and    Present) of Third Avenue Trust;
New York, NY 10017-2023    Secretary      General Counsel and Secretary (9/00 to
                                          Present) of EQSF Advisers, Inc., and
                                          its successor, Third Avenue Investment
                                          Management LLC, and Third Avenue
                                          Holdings LLC; General Counsel and
                                          Secretary (9/00 to Present) of Third
                                          Avenue Variable Series Trust; General
                                          Counsel and Secretary (12/00 to
                                          Present) of Danielson Holding
                                          Corporation; General Counsel and
                                          Secretary (5/00 to Present) of M.J.
                                          Whitman, Inc. and M.J. Whitman
                                          Advisers, Inc.; Associate (2/00 to
                                          6/00) at Paul, Weiss, Rifkind, Wharton
                                          & Garrison LLP; Associate (11/96 to
                                          1/00) at Morgan, Lewis & Bockius LLP
                                          (law firms).

JULIE A. SMITH (31)        Controller     Controller (9/01 to Present),
767 Third Avenue                          Assistant Controller (2/97 to 9/01) of
New York, NY 10017-2023                   Third Avenue Trust; Controller (9/01
                                          to Present), Assistant Controller
                                          (6/99 to 9/01) of the Third Avenue
                                          Variable Series Trust; Controller
                                          (9/01 to Present), Assistant
                                          Controller (2/97 to 9/01) of EQSF
                                          Advisers, Inc., and its successor,
                                          Third Avenue Management LLC, and
                                          Third Avenue Holdings LLC; Assistant
                                          Controller (3/99 to Present) of
                                          Danielson Holding Corporation;
                                          Assistant Controller (2/97 to Present)
                                          of Martin J. Whitman & Co., Inc.

                              INDEPENDENT AUDITORS

               The  Trust's  Board of  Trustees  (including  a  majority  of the trustees who are not "interested persons" of the Trust) have selected PricewaterhouseCoopers LLP, independent accountants, to continue to serve as independent auditors of the Fund for the fiscal year ending December 31, 2002. In such capacity, PricewaterhouseCoopers LLP performs a variety of functions, including examining the financial statements of the Fund and issuing a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings. A representative of PricewaterhouseCoopers LLP is not expected to be present at the meeting. In connection with the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP provided various audit and non-audit services to the Trust and billed the Trust for these services as follows:

               1. Audit Fees. Aggregate fees billed to the Trust by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Fund's financial statements for the fiscal year ended December 31, 2001 totaled $31,500.

               2. Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not render any services respecting financial information systems design and implementation during the fiscal year ended December 31, 2001 to the Trust, their investment adviser or any entity controlling, controlled by, or under common control with their investment adviser that provides services to the Trust.

               3. All Other Fees. Aggregate fees billed to the Trust by PricewaterhouseCoopers LLP for non-audit services rendered for the fiscal year ended December 31, 2001 to the Trust, their investment adviser or any entity controlling, controlled by, or under common control with their investment adviser that provides services to the Trust, including tax related services, totaled $26,950.

               The Board of Trustees have considered whether the provision of the non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has determined that such services have not adversely affected the independence of PricewaterhouseCoopers LLP.


                                  ADMINISTRATOR

               The administrator to the Fund is PFPC, Inc. Its principal office is located at 211 South Gulph Road, P.O. Box 61503, King of Prussia, PA 19406.


                              PRINCIPAL UNDERWRITER

               The principal underwriter for the Fund is M.J. Whitman, Inc. ("MJW, Inc."). Its principal office is located at 767 Third Avenue, New York, NY 10017. For the fiscal year ended December 31, 2001, the Fund paid brokerage commissions of $205,872 to MJW, Inc. representing 93.73% of total brokerage commissions paid by the Fund. In connection with the Closing, MJW, Inc. will transfer substantially all of its business to the Broker, which subsequently will act as the Fund's distributor. It is anticipated that the Fund will continue to execute portfolio transactions through the Broker following the Closing.


                               SHARES OUTSTANDING

               At the close of business on the Record Date, the Fund had 12,179,201 shares outstanding and entitled to vote.


                                  REQUIRED VOTE

               Some proposals require more votes than others to be approved. The Fund's new Investment Advisory Agreement will be approved if:

          o More than 1/2 of the Fund's outstanding shares affirmatively vote "yes" or

          o If there are not enough "yes" votes for a simple majority, then at least 1/2 of the Fund's outstanding shares vote at the meeting AND 2/3 of the Fund's shares present at the meeting affirmatively vote "yes."

               Trustees are elected by a plurality of the votes cast at the Meeting.

               Under current law, insurance companies will vote shares of the Fund they own based on instructions received from the owners of Insurance Contracts. Shares for which an insurance company does not receive instructions in time to be voted will be voted by such insurance company in the same proportion as shares for which instructions have been received in time to be voted. Shares held by an insurance company for its own account also will be voted by such insurance company in the same proportion as shares for which instructions have been received from owners of Insurance Contracts.

               Because shares of the Fund are owned only by Insurance Companies on behalf of their separate accounts to fund benefits under Insurance Contracts, there will be no broker non-votes.

               Abstentions will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions effectively will be a vote against adjournment or against Proposal No. 2.


                                     PROXIES

               The proxies named on the enclosed proxy card are Michael T. Carney and W. James Hall, who are senior officers of the Trust and the Manager. Proxies may be revoked by shareholders of record at any time before they are exercised by giving notice of revocation to the Trust in writing (by subsequent proxy or otherwise). Presence at the Special Meeting does not itself revoke a proxy. Proxies that are signed by shareholders of record but do not indicate a vote on a Proposal will be voted for the Proposal. Voting instructions may be revoked at any time before they are exercised by giving notice of revocation to the insurance company in writing (by subsequent voting instructions or other writing.)


                        RECEIPT OF SHAREHOLDER PROPOSALS

               Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Trust of any such proposal. Since the Trust does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Trust within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.


                                  OTHER MATTERS

               The Board of Trustees knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

               IF YOU WOULD LIKE TO RECEIVE A COPY OF THE LATEST ANNUAL AND SEMI-ANNUAL REPORTS FOR THE FUND, PLEASE WRITE TO THE THIRD AVENUE VARIABLE SERIES TRUST AT 767 THIRD AVENUE, NEW YORK, NY 10017, ATTENTION: MARKETING DEPARTMENT, OR BY CALLING (800) 880-8442 OR BY CONTACTING YOUR INSURANCE COMPANY. THE COMPANIES WILL FURNISH THESE COPIES FREE OF CHARGE.

                                      THIRD AVENUE VARIABLE SERIES TRUST


                                      W. James Hall
                                      Secretary


New York, New York
July 5, 2002

                                                                      APPENDIX A


                      FORM OF INVESTMENT ADVISORY AGREEMENT

               INVESTMENT ADVISORY AGREEMENT dated as of ___*___ 2002, between Third Avenue Variable Series Trust (the "Trust"), a Delaware business trust, on behalf of its series, Third Avenue Value Portfolio (the "Fund"), and Third Avenue Management LLC (the "Adviser"), a Delaware limited liability company.

               In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                    1.   IN GENERAL

               The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Trust. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Trustees of the Trust. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

                    2. DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND

                    (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; and (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. Nothing contained herein shall be construed to restrict the Fund's right to hire its own employees or to contract separately with the Adviser or others to provide administrative services to the Fund, including but not limited to, the calculation of net asset value of the Fund's shares.

                    (b) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provisions of law;
(iii) the provisions of the Trust Instrument and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the Fund's Prospectus (including its Statement of Additional Information) and (v) any policies and determinations of the Board of Trustees of the Trust.

                    (c) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or Trustees fees of any officers or Trustees of the Trust who are affiliated persons (as defined in the Act) of the Adviser. Subject to the foregoing, the Fund shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowing;
(vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing, and accounting fees and expenses;
(viii) charges of the Fund's administrator, custodian, transfer agent and other service providers; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statements of additional information, and notices to shareholders; (xi) filing fees for the registration

----------
* Insert Date of closing of AMG Transaction.

or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission;
(xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Trust's trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio;
(xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; (xvii) expenses of redemption of shares and (xviii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

                    (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this agreement, provided, however, that the foregoing shall not constitute a waiver of any rights which the Fund may have which may not be waived under applicable law.

                    (e) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

                    3.   PORTFOLIO TRANSACTIONS

               In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this Agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Trust's Board of Trustees in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliates, M.J. Whitman LLC and Private Debt LLC; (b) pay commissions to brokers other than its affiliates which are higher than might be charged by another qualified broker or obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliated distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

                    4.   COMPENSATION OF THE ADVISER

                    (a) The Fund agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser a fee computed daily and payable monthly in arrears an amount equal to 1/12 of 0.90% of the Fund's daily average net assets for such month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                    (b) For purposes of this Agreement, the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the net asset value of the Fund's shares.

                    5.   INDEMNITY

                    (a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body which he may be or may have been involved as a party or otherwise or with which he may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Fund shall not be obligated to provide such indemnification (i) to the extent such provision would waive any right which the Fund cannot lawfully waive or (ii) with respect to any obligation, liability or expense of any other series of shares of the Trust.

                    (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                    (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

               The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

                    6.   DURATION AND TERMINATION

               This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

               This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days written notice (which may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the

Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

               It is understood and hereby agreed that the name "Third Avenue" and any associated logo and mask are the property of the Adviser for copyright and other purposes. The Fund further agrees that the words "Third Avenue" may freely be used by the Adviser for other investment companies, entities or products. The Fund further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall promptly take all necessary and appropriate action to change its name to names which do not include the words "Third Avenue"; provided, however, that the Fund may continue to use the words "Third Avenue" if the Adviser consents in writing to such use.

                    7.   NOTICES

               Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

                    8.   GOVERNING LAW

               This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

               IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                     THIRD AVENUE VARIABLE SERIES TRUST, FOR THE
                                     THIRD AVENUE VALUE PORTFOLIO



                                     By   ___________________________________
                                          Name:
                                          Title:


                                     THIRD AVENUE MANAGEMENT LLC



                                     By:  ___________________________________
                                          Name:
                                          Title:

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 7, 2002

                THIRD AVENUE VARIABLE SERIES TRUST (THE "TRUST")

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael T. Carney and W. James Hall as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the Third Avenue Value Portfolio (the "Fund") held of record by the undersigned on June 18, 2002 at the Special Meeting of Shareholders of the Trust to be held on August 7, 2002, or at any adjournments thereof. If you have any questions, you may call Third Avenue Funds at 1-800-880-8442.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

HAS YOUR ______________________________  DO YOU ________________________________
ADDRESS _______________________________  HAVE ANY ______________________________
CHANGED?_______________________________  COMMENTS?______________________________

                 SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.

                  Dated: ______________________________, 2002
________________________________________________________________________________



________________________________________________________________________________
                                   Signature

This card must be signed by the person whose name is printed hereon.

         ^ Please fold and detach card at perforation before mailing ^

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. (X) PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.   Election of Trustees

     (01) Martin J. Whitman                  FOR ALL      WITHHOLD     FOR ALL
     (02) David M. Barse                     NOMINEES     FROM ALL     NOMINEES
     (03) Jack W. Aber                                    NOMINEES    except as
     (04) William E. Chapman II                                        noted on
     (05) Lucinda Franks                                                 left
     (06) Edward J. Kaier                       ( )          ( )          ( )
     (07) Marvin Moser
     (08) Eric Rakowski
     (09) Martin Shubik
     (10) Charles C. Walden

     TO WITHHOLD VOTE FROM ANY INDIVIDUAL
     NOMINEE, WRITE NOMINEE'S NAME(S) BELOW.

     _______________________________________    FOR        AGAINST      ABSTAIN

2.   To approve a new Investment Advisory       ( )          ( )          ( )
     Agreement for the Fund between the
     Trust, on behalf of the Fund, and
     Third Avenue Management LLC.

                  PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                            VOTING INSTRUCTION CARD
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 7, 2002

INSURANCE COMPANY NAME PRINTS HERE            THIRD AVENUE VARIABLE SERIES TRUST
THIRD AVENUE VALUE PORTFOLIO (THE "FUND")                (THE "TRUST")

At the Special Meeting of Shareholders of the Trust scheduled to be held on August 7, 2002, and at any adjournments thereof, the undersigned owner of an annuity contract participating in a Variable Annuity or a Variable Life Separate Account hereby instructs the above referenced Insurance Company to vote shares of the Fund held under my contract or policy (the "Shares") in accordance with the instructions set forth on this card, and to vote the Shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Card.

The undersigned acknowledges receipt with this voting instruction card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees of the Trust.

                  Dated: ______________________________, 2002
________________________________________________________________________________



________________________________________________________________________________
                                   Signature

         Please be sure to sign and date this voting instruction card.

         ^ Please fold and detach card at perforation before mailing ^

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. (X) PLEASE DO NOT USE FINE POINT PENS.

The Contractowner/Policyowner instructs to vote the Shares as follows:

1.   Election of Trustees

     (01) Martin J. Whitman                  FOR ALL      WITHHOLD     FOR ALL
     (02) David M. Barse                     NOMINEES     FROM ALL     NOMINEES
     (03) Jack W. Aber                                    NOMINEES    except as
     (04) William E. Chapman II                                        noted on
     (05) Lucinda Franks                                                 left
     (06) Edward J. Kaier                       ( )          ( )          ( )
     (07) Marvin Moser
     (08) Eric Rakowski
     (09) Martin Shubik
     (10) Charles C. Walden

     TO WITHHOLD VOTE FROM ANY INDIVIDUAL
     NOMINEE, WRITE NOMINEE'S NAME(S) BELOW.

     _______________________________________    FOR        AGAINST      ABSTAIN

2.   To approve a new Investment Advisory       ( )          ( )          ( )
     Agreement for the Fund between the
     Trust, on behalf of the Fund, and
     Third Avenue Management LLC.

If no instruction is given above, the Shares will be voted "FOR" the Proposals described in the Proxy Statement. Your Insurance Company will vote on any other business that may properly come before the meeting at the discretion of its management.